UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

March 1, 2016
Date of Report (Date of earliest event reported)

Canadian Pacific Railway Limited
(Exact name of registrant as specified in its charter)

Canada	001-01342	98-0355078
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7550 Ogden Dale Road S.E., Calgary, Alberta,
Canada, T2C 4X9
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (403) 319-7000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☑            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01    OTHER MATTERS

On March 1, 2016, Canadian Pacific Railway Limited (“Canadian Pacific”) issued a news release announcing the filing of the Company’s debt and equity shelf prospectuses. A copy of Canadian Pacific’s news release is attached as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01    Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit Description
Exhibit 99.1	News Release of Canadian Pacific dated March 1, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 1, 2016

CANADIAN PACIFIC RAILWAY LIMITED

	By:	/s/ Scott Cedergren
		Name:	Scott Cedergren
		Title:	Assistant Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Exhibit Description
99.1	News Release of Canadian Pacific dated March 1, 2016

Release:    Immediate    March 1, 2016

CP files debt and equity shelf prospectuses on Form S-3 with SEC

Calgary, AB – Canadian Pacific Railway Limited (TSX: CP) (NYSE: CP) announced today that it has filed a debt and an equity shelf prospectus on Form S-3 with the United States Securities and Exchange Commission (SEC) and an equity shelf prospectus with the securities commissions in each of the provinces and territories of Canada.

These filings were completed after the filing by CP of its annual report on Form 10-K. The Form S-3 shelf prospectuses replace CP’s previous shelf prospectuses, which are no longer available due to CP having lost its status as a “foreign private issuer” with the SEC.

As was the case under CP’s previous equity shelf prospectus, the equity shelf prospectus permits sales by Pershing Square Capital Management (“Pershing Square”) of Common Shares of CP under prospectus supplements. Pershing Square has not advised the Corporation of any intention to sell any Common Shares of CP. All of Pershing Square’s investment decisions are made at the sole discretion of Pershing Square.

This news release does not constitute an offer to sell securities, nor is it a solicitation of an offer to buy securities, in any jurisdiction. All sales will be made through registered securities dealers in jurisdictions where the offering has been qualified for distribution. A copy of the written prospectuses included in the Form S-3 registration statement can be obtained from CP at 7550 Ogden Dale Road S.E., Calgary, Alberta, Canada, T2C 4X9.

About Canadian Pacific
Canadian Pacific (TSX:CP)(NYSE:CP) is a transcontinental railway in Canada and the United States with direct links to eight major ports, including Vancouver and Montreal, providing North American customers a competitive rail service with access to key markets in every corner of the globe. CP is growing with its customers, offering a suite of freight transportation services, logistics solutions and supply chain expertise. Visit cpr.ca to see the rail advantages of Canadian Pacific.

Contacts:
Media
Martin Cej
Tel: 403-319-7298
martin_cej@cpr.ca
24/7 Media Pager: 855-242-3674

Investment Community
Nadeem Velani
Tel: 403-319-3591
email: investor@cpr.ca